LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING

FOR IMMEDIATE RELEASE	Company Contact: A. Charles Wilson Chairman (818) 787-7000	Investor Contact: Berkman Associates (310) 477-3118 info@BerkmanAssociates.com

Trio-Tech Agrees to Sell Property in Malaysia

Van Nuys, CA -- June 21, 2011 -- Trio-Tech International (AMEX:TRT) announced today that Trio Tech Malaysia ("TTM"), a 55% owned subsidiary, has entered into an agreement to sell a facility in Penang, Malaysia formerly used in the Trio Tech's  semiconductor testing operations.  The agreement provides for a purchase price of 3,550,000 Malaysian Ringitt, or approximately $1,179,000 (US) based on the exchange rate as of May 31, 2011 published by the Monetary Authority of Singapore. Under the terms of the agreement, the buyer paid a down payment of 355,000 Malaysian Ringitt to an escrow agent and the balance will be paid as provided in the agreement.  The down payment may be non-refundable under the terms set forth in the agreement. The consummation of the sale of TTM's interest in the real property is subject to certain conditions, including the consent from the Penang Development Authority and the State Authority of Malaysia and payment of the balance of the purchase price.  If the required governmental approvals are not obtained within six months, then the parties are free to terminate the agreement.  The agreement is on an "as-is, where-is" basis. The agreement contemplates a consummation date within six months. This agreement does not have any impact on the Company's consolidated statements of operations and comprehensive income of the current quarter.

About Trio-Tech

Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group pursuing aggressive interest in semiconductor test and manufacturing, oil and gas equipment fabrication, solar products and real estate.  Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, www.shi-international.com and www.ttsolar.com.

Forward-Looking Statements

This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company.  In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward-looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Southeast Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward-looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward-looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology.  Forward-looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.